(LOGO)  CTG Resources, Inc. - P.O. BOX 1500 -
                  100 COLUMBUS BOULEVARD - HARTFORD, CT 06144-1500
                                  (860) 727-3000

                                                             December 29, 1998

   Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of CTG Resources, Inc. scheduled to be held on Tuesday, February 23, 1999, at the office of the Company, 100 Columbus Boulevard, Hartford, Connecticut, commencing at 10:30 a.m. Your Board of Directors and management look forward to greeting personally those shareholders able to attend. Parking will be available.

     At the meeting you will be asked to elect three Directors, approve the 1999 Stock Option Plan and ratify the appointment of the Company's independent public accountants.

     You are requested to give prompt attention to these matters, which are more fully described in the accompanying Proxy Statement. You are urged to read the Proxy Statement carefully. Your Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

     Regardless of the number of shares you own, it is important
   --------------------------------------------------------------
   that they be represented and voted at the meeting, whether or
   -------------------------------------------------------------
   not you plan to attend.  Accordingly, you are requested to
   ----------------------------------------------------------
   exercise your vote by (i) signing, dating and mailing the
   ----------------------------------------------------------
   enclosed proxy in the postage prepaid return envelope provided
   --------------------------------------------------------------
   for your convenience, or (ii) by appointing and directing your
   -------------------------------------------------------------
   proxies by telephone in accordance with the instructions on the
   ---------------------------------------------------------------
   proxy card.
   -----------
   Your interest and participation in the affairs of the Company are sincerely appreciated.

                            Sincerely,


                            BY /S/ ARTHUR C. MARQUARDT
                            Arthur C. Marquardt
                            President and Chief Executive Officer

                                      (LOGO)


                               CTG RESOURCES, INC.
     P.O. BOX 1500, 100 COLUMBUS BOULEVARD, HARTFORD, CONNECTICUT 06144-1500



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                             December 29, 1998

   TO THE SHAREHOLDERS:

   The Annual Meeting of Shareholders of CTG Resources, Inc. will be held at the office of the Company, 100 Columbus Boulevard, Hartford, Connecticut, on Tuesday, February 23, 1999, at 10:30 a.m., for the following purposes:

     1.      To elect three Directors;

     2.      To approve the CTG Resources, Inc. 1999 Stock Option Plan;

     3. To ratify the appointment of a firm of independent public accountants to audit the books and records of the Company for the fiscal year ending September 30, 1999 and;

     4. To transact such other business as may properly come before the Meeting.

     The Board of Directors has fixed the close of business on December 18, 1998 as the record date for the purpose of determining the shareholders who are entitled to notice of and to vote at the Meeting.

     Admission to the Meeting will be by Admission Ticket only. If you are a shareholder of record or an Employee Savings Plan participant and plan to attend, please detach your Proxy from your Admission Ticket and present the ticket for admission to the meeting. If your shares are not registered in your own name, please advise the shareholder of record (your bank, broker, etc.) that you wish to attend. That firm will request an Admission Ticket for you or will provide you with evidence of your ownership that will enable you to gain admittance to the Meeting.


                                 BY S/ R. L. BABCOCK
                                 Reginald L. Babcock, Vice President,
                                 General Counsel & Secretary





   Please fill in, sign, date and mail the accompanying proxy or vote by telephone following the instructions on the proxy card, even if you expect to be present in person at the Meeting.

                               CTG RESOURCES, INC.
          P.O. BOX 1500, 100 COLUMBUS BOULEVARD, HARTFORD, CONNECTICUT
                                    06144-1500

                                 PROXY STATEMENT

   INTRODUCTION

     At the 1997 Annual Meeting of Shareholders of Connecticut Natural Gas Corporation ("CNG"), the shareholders of CNG approved and adopted the Agreement and Plan of Exchange, dated as of December 20, 1996 (the "Exchange Agreement"), by and between CNG and CTG Resources, Inc. ("CTG" or the "Company"), then a wholly owned subsidiary of CNG, providing for, among other things, the exchange (the "Exchange") of each outstanding share of the common stock, par value $3.125 per share, of CNG ("CNG Common Stock") for one share of the common stock, without par value, of CTG ("CTG Common Stock"). The Exchange was consummated as of the close of business on March 31, 1997, and as a result thereof, the common shareholders of CNG became shareholders of CTG and CNG became a controlled subsidiary of CTG. As used in this proxy statement, all references to the "Company" shall be deemed to mean and refer to CNG for all periods prior to the effectiveness of the Exchange and to CTG and its consolidated subsidiaries for all periods from and after the effectiveness of the Exchange. All references to the "Common Stock" of the Company shall be deemed to mean and refer to the CNG Common Stock and the CTG Common Stock, as appropriate.

   SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on February 23, 1999. The proxy, when signed and received by the Secretary or received by telephone as instructed on the proxy card prior to the meeting, will be voted unless revoked. Any shareholder giving a proxy has the power to revoke it at any time prior to voting, by giving written notice of revocation to the Secretary, submitting a properly executed proxy of later date, submitting a telephone proxy in accordance with the instructions at a later date, or attending the meeting and voting in person. A written proxy will be voted as specified thereon. Unless specifically directed otherwise, all properly executed written proxies will be voted for the election of directors and for the ratification of the appointment of the independent public accountants.

     If a shareholder participates in the Company's Dividend Reinvestment
   Plan, any shares held in his or her account will be voted in accordance with the proxy returned by the shareholder unless other instructions are received.

     Only shareholders of record at the close of business on December 18, 1998 will be entitled to vote at the meeting. On that date there were 8,648,029 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share. There is no provision in the Company's Certificate of Incorporation for cumulative voting.

     Under the applicable provisions of the Connecticut Business Corporation Act (the "CBCA"), shares entitled to vote as a separate voting group may take action on a particular matter at the Annual Meeting only if a quorum of those shares exists with respect to that matter. A majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. For this purpose, only shares of Common Stock held by those present at the Annual Meeting or for which signed or telephoned proxies are returned will be considered to be represented at the Annual Meeting. All shares of Common Stock represented at the Annual Meeting will be counted without regard to abstentions as to any particular item.

     All duly executed or telephoned proxies received prior to the Annual Meeting will be voted in accordance with the terms of such proxies. Shares of Common Stock represented by written proxies that are returned signed but without instructions for voting will be voted as recommended by management. Shares of Common Stock represented by written proxies that are returned unsigned or improperly marked will be treated as abstentions for voting purposes and, in the case of unsigned proxies only, not counted for purposes of determining a quorum. Abstentions and broker non-votes are not counted in the tally of shares cast for or against a particular matter.

     Assuming the presence of a quorum, the election of directors requires the affirmative vote of a plurality of the votes cast by the holders of the outstanding shares of Common Stock. Approval of the 1999 Stock Option Plan requires the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Ratification of the appointment of Arthur Andersen LLP, and approval of any other matter to be voted upon at the Annual Meeting is achieved if the votes cast by the holders of the outstanding shares of Common Stock in favor of the proposal exceed the votes cast against the proposal.

     Any shares represented by broker proxies which are not voted with respect to any matter will not be counted in determining whether a quorum is present for consideration of such matter and will not be considered for purposes of determining the tally of shares cast for or against such matter. Written proxies marked and telephoned proxies that indicate that a shareholder wishes to abstain from voting with respect to any matter to be voted upon at the Annual Meeting will be counted in determining whether a quorum is present for consideration of such matter, but will not be considered for purposes of determining the tally of shares cast for or against such matter. Accordingly, abstentions will have no effect on the voting for the election of directors or the ratification of independent accountants, but abstentions will have the effect of a negative vote on the 1999 Stock Option Plan.

     The cost of solicitation of proxies will be paid by the Company. In addition to the solicitation by use of the mail, directors, officers or regular employees of the Company may solicit proxies personally or by telephone or electronic means, and the Company may request persons holding stock for others in their names or in the names of nominees to obtain proxies from and send proxy material to their principals, and it may reimburse such persons for their expense in so doing. The Company has retained the firm of D.F. King & Co., Inc. to aid in the solicitation of proxies, for which services the Company will pay a fee not exceeding $8,500, plus out-of-pocket disbursements.

     The Company's Annual Report for the fiscal year ended September 30, 1998 is being mailed together with this Proxy Statement. The proxy and this Proxy Statement were first mailed to the shareholders on or about December 29, 1998.

   ITEM 1

   ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, and each class of directors is elected for a three year term. At each Annual Meeting of Shareholders, directors are elected to succeed those in the class whose terms are expiring.

     The terms of Class II directors are scheduled to expire on the date of the Annual Meeting. Bessye Bennett, Beverly Hamilton and Harvey Levenson have been nominated to succeed themselves as Class II directors. If elected, they will each fill three year terms that expire at the Annual Meeting of Shareholders to be held in 2002 or when their successors are elected and qualified.


     IT IS INTENDED THAT VOTES WILL BE CAST PURSUANT TO THE ENCLOSED PROXY FOR THE ELECTION OF THE THREE NOMINEES SET FORTH BELOW UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS WITHHELD BY SUCH PROXY, IN WHICH CASE IT IS INTENDED THAT VOTES WILL BE CAST FOR THOSE NOMINEES, IF ANY, WITH RESPECT TO WHOM AUTHORITY HAS NOT BEEN WITHHELD. EACH OF THE NOMINEES IS NOW A MEMBER OF THE BOARD OF DIRECTORS. IN THE EVENT THAT ANY OF THE NOMINEES SHOULD BECOME UNABLE OR UNWILLING TO SERVE AS A DIRECTOR, A CONTINGENCY WHICH MANAGEMENT HAS NO REASON TO EXPECT, IT IS INTENDED THAT THE PROXY WILL BE VOTED, UNLESS AUTHORITY IS WITHHELD, FOR THE ELECTION OF SUCH PERSON, IF ANY, AS SHALL BE DESIGNATED BY THE BOARD OF DIRECTORS. THE PROXY CANNOT BE VOTED FOR MORE THAN THREE NOMINEES.


   BIOGRAPHICAL INFORMATION

     The biographical information which follows includes the names and photographs of the nominees for Class II directorships and of incumbent Class I and Class III directors; the principal current occupation or employment of each for the past five years, the number of shares of stock of the Company reported by each as beneficially owned, directly or indirectly, as of November 2, 1998, the year each person became a director of the Company, the age of the director, the Board Committee(s) on which each serves, and the principal directorships held by such persons and other affiliations.

   NOMINEES FOR CLASS II DIRECTORS FOR TERMS COMMENCING IN 1999 AND EXPIRING
   ---------------------------------------------------------------------------
   IN 2002
   -------


         Name, Age,
       Year Elected a
         Director,
      Shares Owned and
      Board Committee
         Membership        Principal Occupation and Other Information
    ---------------------  ------------------------------------------


                          Principal
          (PHOTO)         Law Offices of Bessye W. Bennett
                          Bloomfield, Connecticut
                          -----------------------------------------------------

   BESSYE W. BENNETT, 60  Mrs. Bennett is a 1958 cum laude graduate of Radcliffe
            1987          College with a B.A. Degree in Government. She also
     937 Common Shares    holds an M.A. in Education from Trinity College and a
      Audit Committee     J.D. from the University of Connecticut Law School.
        Committee on      She has served in the Law Department of Society for
          Directors       Savings as Assistant Secretary, Associate Counsel and
                          Assistant Vice President and from 1983 to 1984 as
                          General Counsel to the Connecticut State Employees
                          Retirement Commission.  Mrs. Bennett has been engaged
                          in the private practice of law as a sole practitioner
                          from 1983 to the present except for the period 1990 to
                          1995 when she was a partner in the law firm of
                          Douglas-Bailey and Bennett.  From 1985 to 1991, she
                          served as part-time Deputy Town Attorney for the Town
                          of Bloomfield and from 1992 to 1993 as Chairman of the
                          Connecticut Commission on Victim Services. In addition
                          to her law practice, Mrs. Bennett served as the
                          Outreach Worker for the Norwich Children First
                          Initiative from February 1995 to October 1995 and as
                          Director of the Hartford Children First Initiative
                          from July 1996 to July 1997.  She is a corporator of
                          the Hartford Public Library and a member of the Board
                          of Overseers of The Bushnell Hall.  She is also a
                          trustee of Hartford College for Women, Hartford
                          Symphony Orchestra, the YMCA, the Knox Foundation, All
                          Aboard! Inc. and Connecticut Womens' Hall of Fame. She
                          is also a director of the Trust Company of
                          Connecticut.


         Name, Age,
       Year Elected a
         Director,
      Shares Owned and
      Board Committee
         Membership        Principal Occupation and Other Information
    --------------------   ------------------------------------------



                           President
          (PHOTO)          ARCO Investment Management Company
                           Los Angeles, California
                           ----------------------------------------------------

         BEVERLY L.        A homeowner in Connecticut since 1980, Mrs. Hamilton
         HAMILTON, 52      is a graduate of the University of Michigan where she
            1982           received a B.A. with honors. She also studied at New
    1,393 Common Shares    York University's Graduate School of Business. Mrs.
      Chair, Pension &     Hamilton is President of ARCO Investment Management
    Investment Committee   Company, a subsidiary of Atlantic Richfield, where she
        Committee on       also has been a Vice President since 1991. She served
         Directors         as Deputy Comptroller for the City of New York for
                           four years. Mrs. Hamilton joined United Technologies
                           in 1980 and served as a Vice President from 1981 to
                           1987.  For the previous five years she was a Vice
                           President of Morgan Stanley & Co., Inc. Prior to that
                           she was a Vice President and principal with Auerbach,
                           Pollak, and Richardson, a trust officer at
                           Manufacturers Hanover and a research analyst with ITT
                           Corporation. Mrs. Hamilton is a director of United
                           Asset Management Corp., the Stanford (University)
                           Management Company, the American Funds Emerging
                           Markets Growth Fund, Mass Mutual's Institutional and
                           Series Funds and The Common Fund.


                           President, Retired
           (PHOTO)         Kaman Corporation
                           Bloomfield, Connecticut
                           ----------------------------------------------------

          HARVEY S.        Mr. Levenson holds B.A. and J.D. degrees from Drake
       LEVENSON, 58        University and an L.L.M. from Georgetown University.
            1990           He was an attorney with the Treasury Department,
     6,643 Common Shares   Washington, D.C. until 1968. From 1968 to 1982, he
        Compensation       practiced law at the Hartford law firm of Murtha,
          Committee        Cullina, Richter and Pinney. In 1996, Mr. Levenson
      Chair, Executive     retired as President and Chief Operating Officer of
          Committee        Kaman Corporation, which he joined in 1982. Mr.
                           Levenson is a managing member of Hamleg Enterprises,
                           L.L.C., a private investment company, and currently
                           serves as a corporator of St. Francis Hospital and
                           Medical Center, Hartford Hospital and The Institute
                           of Living.

   CLASS III DIRECTORS WHOSE TERMS COMMENCED IN 1997 AND EXPIRE IN
   ---------------------------------------------------------------
   2000
   ----


         Name, Age,
       Year Elected a
          Director,
      Shares Owned and
      Board Committee
         Membership        Principal Occupation and Other Information
  ---------------------   ------------------------------------------


          (PHOTO)         Chairman and Chief Executive Officer, Retired
                          CTG Resources, Inc.
                          Hartford, Connecticut
                          -----------------------------------------------------
          VICTOR H.
       FRAUENHOFER, 65    Mr. Frauenhofer joined the Company in 1961 and held
            1978          various positions until he was elected President in
    37,792 Common Shares  1983. He was named to the additional positions of
     Executive Committee  Chief Executive Officer in 1987 and Chairman in 1991.
        Committee on      He relinquished the position of Chief Executive
          Directors       Officer of the Company on January 27, 1998 and retired
                          from the Company on July 31, 1998.  He is a graduate
                          of Bentley College and Harvard AMP. He is Chairman of
                          the Board, and a director of Connecticut Natural Gas
                          Corporation, a subsidiary of the Company.  He serves
                          on the Board of Directors of Spencer Turbine Company.
                          He is a past chairman of the New England Gas
                          Association and a past member of the Board of
                          Directors of the American Gas Association.


         Name, Age,
       Year Elected a
         Director,
      Shares Owned and
      Board Committee
         Membership        Principal Occupation and Other Information
    --------------------   ------------------------------------------




                          President and Chief Executive Officer
          (PHOTO)         CTG Resources, Inc.
                          Hartford, Connecticut
                          -----------------------------------------------------

         ARTHUR C.        Mr. Marquardt joined the Company as President and
        MARQUARDT, 51     Chief Operating Officer of CTG Resources, Inc. and its
            1996          subsidiaries on December 1, 1996 and became Chief
    11,084 Common Shares  Executive Officer on January 27, 1998.  He is a
                          director of each of the Company's subsidiaries.  From
                          1992 until he joined the Company in 1996, he was
                          Senior Vice President at the Long Island Lighting
                          Company's Gas Business Unit.  Mr. Marquardt has had
                          extensive and varied business experience at Combustion
                          Engineering, Inc., General Electric Company, Quadrex
                          Corporation and Pacific Nuclear Systems, Inc. where he
                          was President and Chief Operating Officer.  He serves
                          as Director of the Hartford Ballet, the Hartford
                          Chamber of Commerce, the Hartford Downtown Council,
                          Connecticut Capitol Region Growth Council, New England
                          Gas Association and Hartford Health Committee.  He is
                          a member of the Millennium Management Committee and a
                          corporator of Hartford Hospital.





         Name, Age,
       Year Elected a
         Director,
      Shares Owned and
      Board Committee
         Membership        Principal Occupation and Other Information
    --------------------   ------------------------------------------




                          President and Chief Executive Officer
                          New Britain General Hospital
          (PHOTO)         New Britain, Connecticut
                          -----------------------------------------------------

                          Mr. Tanner is a graduate of the University of Rhode
        LAURENCE A.       Island and Yale University where he received a
         TANNER, 52       Master's degree. Mr. Tanner joined New Britain General
           1993           Hospital and its affiliated corporations as President
     2,058 Common Shares  and Chief Executive Officer in 1987. He also serves as
        Compensation      President and Chief Executive Officer of the Central
         Committee        Connecticut Health Alliance, which is a holding
    Pension & Investment  company for New Britain General Hospital and several
          Committee       affiliated corporations.  Prior to joining New Britain
                          General Hospital, he was the President and Chief
                          Executive Officer of Bristol Hospital. Mr. Tanner is a
                          past Chairman of the Association for the Advancement
                          of Medical Instrumentation, a national organization
                          located in Washington, D.C. In addition, he is a
                          director of the New Britain Chamber of Commerce, the
                          Voluntary Hospitals of America, Southern New England
                          Chapter and the Connecticut Hospital Association. He
                          is a corporator of the New Britain/Berlin YMCA, The
                          Hospital for Special Care, the Connecticut Children's
                          Medical Center and the Klingberg Family Center and a
                          trustee of the Jerome Home of New Britain.

   CLASS I DIRECTORS WHOSE TERMS COMMENCED IN 1998 AND EXPIRE IN 2001.
   -------------------------------------------------------------------

         Name, Age,
       Year Elected a
          Director,
      Shares Owned and
       Board Committee
         Membership         Principal Occupation and Other Information
    --------------------    ------------------------------------------



           (PHOTO)          President and Chief Executive Officer, Retired
                            Ensign-Bickford Industries, Inc.
                            Simsbury, Connecticut
                            ----------------------------------------------------
    HERMAN J. FONTEYNE, 59
             1993           Mr. Fonteyne received his B.S. Degree in Chemical
     2,948 Common Shares    Sciences from Louvain University in Belgium. After
    Chair, Audit Committee  serving in the Belgian Army he started his career with
    Compensation Committee  UCB/Fabelta in their textile manufacturing group. In
                            1966, he joined Monsanto in Europe where he held
                            numerous positions in both the Europe/Africa and
                            United States operations before becoming Managing
                            Director of Monsanto Agricultural Products Company and
                            Corporate Vice President. Mr. Fonteyne joined Ensign-
                            Bickford Industries Inc. in 1982 as its President and
                            Chief Executive Officer. He retired from Ensign-
                            Bickford Industries, Inc. in October 1998.  He
                            currently serves on the World Affairs Council Board,
                            AMA General Management Council, the Board of Junior
                            Achievement of North Central Connecticut and the
                            Executive Council of the Conference Board.


          (PHOTO)         Principal, Mullane Enterprises
                          West Hartford, Connecticut
                          -----------------------------------------------------

    DENIS F. MULLANE, 68  Mr. Mullane served four years with the U.S. Army in
            1973          Germany following his graduation from the U.S. Military
    2,202 Common Shares   Academy at West Point. In 1994, Mr. Mullane retired as
    Chair, Committee on   Chairman after a 38 year career with Connecticut Mutual
         Directors        Life. He joined Connecticut Mutual in 1956 as an agent
    Executive Committee   and became its President in 1976 and Chief Executive
                          Officer in 1983. He has been active in community and
                          insurance industry affairs throughout his career. Mr.
                          Mullane is currently active with St. Francis Hospital
                          and Medical Center, The American Leadership Forum, the
                          West Point Association of Graduates and the American
                          College, Bryn Mawr, Pennsylvania. Mullane Enterprises
                          provides advice to its clients about retirement, estate
                          planning and charitable giving.


         Name, Age,
       Year Elected a
         Director,
      Shares Owned and
      Board Committee
         Membership        Principal Occupation and Other Information
    --------------------   ------------------------------------------





          (PHOTO)          Corporate Advisor
                           West Hartford, Connecticut
                           ------------------------------------------------------

    RICHARD J. SHIMA, 59   Mr. Shima is a graduate of Harvard University. He
            1987           served as an officer in the U.S. Navy.  He is a member
    8,614 Common Shares    of the American Academy of Actuaries, a trustee of
    Executive Committee    Saint Joseph College and a director of Hartford
    Chair, Compensation    Hospital and the Greater Hartford YMCA. He serves as a
         Committee         director of Enhance Financial Services Group, Inc.,
                           Associated Electric & Gas Insurance Services, Ltd.
                           (AEGIS), The Trust Company of Connecticut and the
                           Evergreen Mutual Funds.  Mr. Shima joined Travelers
                           Companies in 1961 and held several positions in
                           corporate accounting and finance. He became Executive
                           Vice President for all casualty-property business in
                           1980, Executive Vice President and Chief Investment
                           Officer in 1985, and served as Vice Chairman and Chief
                           Investment Officer until 1991.


         Name, Age,
       Year Elected a
         Director,
      Shares Owned and
      Board Committee
         Membership        Principal Occupation and Other Information
    --------------------   ------------------------------------------


           (PHOTO)          Principal
                            Tomasso Brothers, Inc.
                            New Britain, Connecticut
   MICHAEL W. TOMASSO, 45   ----------------------------------------------
            1996
     1,720 Common Shares    Mr. Tomasso holds a B.A. degree from Tufts University
    Pension & Investment    and an M.B.A. from Babson College. Prior to his
          Committee         joining Tomasso Brothers in 1993, Mr. Tomasso was
       Audit Committee      President, CEO and a director of Geodyne Resources,
                            Inc. in Houston, Texas, then an affiliate of
                            PaineWebber, Inc. and traded on the American Stock
                            Exchange.  Prior to joining Geodyne he was Executive
                            Vice President of Snyder Exploration Company.  In
                            this position he was involved in the natural gas and
                            oil acquisition, development and production
                            businesses.  He was also a member of the Board of
                            Directors of PaineWebber Properties.  Mr. Tomasso is
                            on the Board of Directors of CennConn Services, the
                            venture capital branch of New Britain General
                            Hospital.  He is a corporator of New Britain General
                            Hospital, the American Savings Bank, the Boys' and
                            Girls' Club of New Britain and the New Britain YMCA.
                            He is also  a member of the Steering Committee of
                            Central Connecticut State University's Institute of
                            Industrial and Engineering Technology and an Overseer
                            of The Bushnell Hall.


     The indicated shares include shares held by spouses, children and relatives sharing a director's home as to which beneficial ownership has been disclaimed and in the case of Mr. Marquardt, shares held for his account in the Company's Employee Savings Plan.

   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors as well as persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on the Company's review of the copies of such forms received or written representations from certain reporting persons that no reporting was required, the Company believes during fiscal year 1998 all filing requirements were met.

    BOARD COMMITTEES

     The Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee, a Pension and Investment Committee and a nominating committee known as the Committee on Directors.

     Audit Committee members are Mr. Fonteyne, Chair, Mrs. Bennett and Mr. Tomasso. This Committee recommends to the Board of Directors a firm of independent public accountants to audit the books and accounts of the Company. The Committee reviews the reports prepared by the independent public accountants and recommends to the Board any actions deemed appropriate in connection with the reports. The Company's director of internal audit reports annually to the Committee on internal auditing activities and is authorized to report directly to the Committee more frequently should the need arise. The Audit Committee held three meetings during the most recent fiscal year.

     For fiscal year 1998 Compensation Committee members were Mr. Shima,
   Chair, and Messrs. Levenson, Fonteyne and Tanner. The Committee establishes salaries and benefits for all officers of the Company and its subsidiaries, subject to Board approval. The Committee reviews all compensation and benefit programs offered by the Company and its subsidiaries. The Compensation Committee met three times during the most recent fiscal year.

     Executive Committee members are Mr. Levenson, Chair, and Messrs. Shima, Frauenhofer and Mullane. Pursuant to the Bylaws, the Executive Committee has charge of all matters which may be referred to it by the Board of Directors and generally has oversight and authority with regard to all business of the Company when the Board of Directors is not in session; except that it may not: (i) authorize distributions; (ii) approve or propose to shareholders action for which Connecticut law requires shareholder approval; (iii) fill vacancies on the Board of Directors or any Board committee; (iv) amend the Certificate of Incorporation when the Board of Directors is permitted to do so without shareholder approval; (v) adopt, amend or repeal the Bylaws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve reacquisition of shares of Company stock, except according to a formula or method prescribed by the Board; or (viii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares unless authorized by the Board of Directors with specifically prescribed limits. The Executive Committee met twice during the most recent fiscal year.

     The Pension and Investment Committee is composed of Mrs. Hamilton, Chair, and Messrs. Tanner and Tomasso. The Pension and Investment Committee oversees the financial management of all qualified and non-qualified plans of deferred compensation, trusts relating to such plans, and similar arrangements sponsored by the Company. The Committee recommends contributions and amendments to such plans and has the authority to select, remove, review the performance of, and allocate assets among managers, trustees, insurance companies and other financial advisors as necessary to fully discharge its duties. The Pension and Investment Committee met four times during fiscal year 1998.

     The Committee on Directors is composed of Mr. Mullane, Chair, Mrs. Bennett, Mrs. Hamilton and Mr. Frauenhofer. This Committee considers candidates for vacancies on the Board of Directors, including written shareholder recommendations, and recommends nominees to the Board of Directors when the need arises. The Company's Bylaws provide that in order for a shareholder to nominate a candidate for election as a director of the Company, a shareholder must provide written notice to the Secretary of the Company of such shareholder's intention to so nominate a candidate not less than seventy days nor no more than ninety days prior to the Annual Meeting of Shareholders (See "2000 Annual Meeting - Shareholder Proposals" below). The Committee on Directors met four times during fiscal year 1998.

     During the 1998 fiscal year the Board of Directors held eight meetings and there were fourteen committee meetings. All directors attended at least 75 percent of the aggregate number of meetings of the Board and committees on which they serve.

   COMPENSATION OF DIRECTORS

     For the first two quarters of the 1998 fiscal year, the directors' annual retainer cash fee was $11,000 plus $800 for each Board or committee meeting attended. A chairperson of a committee received $850 for each committee meeting chaired in lieu of $800. Effective April 1, 1998, the directors annual retainer was set at $10,000 in cash and 200 shares of Common Stock of
   the Company.  Meeting fees were not changed.   A plan of deferred
   compensation for services as a director is made available to directors. No director who also is an employee of the Company receives any fees or Common Stock of the Company for service on the Board.

   COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   Compensation Policy

     The Compensation Committee's compensation program for officers of the Company and its subsidiaries, including the Chief Executive Officer, is designed to relate total compensation to corporate performance. Such compensation is comprised of base salary and distributions pursuant to the Company's Annual Incentive Plan and the Executive Restricted Stock Plan described below. As a result, a significant percentage of an officer's total compensation is dependent upon corporate financial performance. The program offers total compensation opportunities which are competitive with other leading gas utilities and which enable the Company to compete for and recruit executive talent critical to the Company's long term success.

   1998 Executive Compensation

     The first component of each officer's compensation, including the Chief Executive Officer, Mr. Marquardt, is base salary. To determine base salaries, the Committee chiefly relies upon data for executives in similar positions in comparable, or peer group, companies and selects as a target the average salary of this group. Base salaries are targeted to the average level of industry peers in recognition that the potential for additional compensation offered by the Annual Incentive Plan and Executive Restricted Stock Plan provides incentive to improve corporate performance and increase shareholder value. The companies which comprise the industry peer group generally used by the Committee are listed below in the discussion under Corporate Performance Graph.

     Under the Annual Incentive Plan, cash awards are made to participants based upon the performance of the Company in the prior fiscal year. Plan participants are eligible for awards that are targeted amounts, stated as percentages of salaries that range from 5 to 30 percent. The performance of the Company in achieving specified return-on-equity goals for the regulated and non-regulated operations, and a specified earnings-per-share goal for consolidated operations is measured at year-end on a scale from 0 to 100 percent. This result is then applied to each officer's targeted award to determine the actual award. Using these criteria, the overall performance ratings for awards in 1998 with respect to performance in 1997 were below the minimum requirements, and thus, no awards were made.

     The Executive Restricted Stock Plan promotes the achievement of long term corporate goals by providing key employees an opportunity to achieve a greater ownership interest in the Company. Under the program, 200,000 shares of the Common Stock of the Company have been reserved for issuance in the form of restricted stock awards to principal officers and other key personnel of the Company who are designated by the Board of Directors as being eligible to participate. The vesting of all restricted share awards under the plan is contingent upon the "total return" to shareholders over multi-year periods as compared to a peer group of 18 gas companies whose identities are listed below under Corporate Performance Graph. Total return is comprised of changes in average value of the Common Stock plus dividends. Vesting of such awards is also contingent upon continued employment. A total of 25,520 shares were awarded to 12 individuals, effective October 1994 and another 41,800 shares were awarded to 11 individuals effective October 1996.

    Company's Performance and CEO Compensation

     The foregoing principles and plans were used by the Committee and the Board of Directors to determine Mr. Marquardt's 1998 annual compensation, as well as compensation levels of the Company's other officers. Accordingly, Mr. Marquardt's total compensation was determined with reference to compensation paid by peer companies, the Company's financial performance in 1997, and the Committee's overall assessment of his individual performance, including his efforts to diversify the Company's earnings base.

   Limitation on Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly held corporation, such as the Company, a federal income tax deduction for compensation in excess of $1 million per year paid or accrued for each of its chief executive officer and four other highly compensated executive officers. Certain "performance based" compensation is not subject to the limitation of deductibility provided that certain shareholder approval and independent director requirements are met.

     The total compensation paid or payable to each of the Company's executive officers does not exceed $1 million per year. Therefore, the Committee does not believe that the limitation on deductibility of executive compensation is currently material. The Committee will continue to review the situation in light of future events with the objective of achieving deductibility to the extent appropriate.


                                                        Compensation Committee
                                                       Richard J. Shima, Chair
                                                            Harvey S. Levenson
                                                             Laurence A. Tanner
                                                             Herman J. Fonteyne




   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As set forth above, the members of the Compensation Committee for fiscal year 1998 were Messrs. Shima, Chair, Levenson, Fonteyne and Tanner. All four members are non-employee directors and, except as set forth below, none has any direct or indirect material interest in or relationship with the Company outside of his position as director.

   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As part of the Company's commercial and industrial marketing program, the Company loaned $500,000 to New Britain General Hospital in March, 1994. Laurence Tanner is the President and Chief Executive Officer of the hospital and a director of the Company. The proceeds of the loan were used to purchase and install gas air conditioning equipment. The loan was to be repayable over a five year term at 7.5 percent interest, however a portion of the interest payment was returned to the hospital on a quarterly basis. The foregoing terms are substantially similar to other transactions the Company has entered into with other large gas customers. The debt was paid in full on February 18, 1998.

     To the Company's knowledge, there were no other interrelationships involving either members of the Compensation Committee or other directors of the Company requiring disclosure in this Proxy Statement.


    SUMMARY EXECUTIVE COMPENSATION

     The following table provides certain information relating to the compensation of the two Chief Executive Officers of the company who held that office during fiscal year 1998 and its four other highly compensated executive officers for fiscal years 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                          Long Term
                                Annual Compensation       Compensation

                                                   Other             All
                                                   Annual  LTIP     Other
                            Fiscal Salary   Bonus  Comp.  Payouts   Comp.
   Name and Principal        Year  ($)(a)    ($)   ($)(b) ($)(c)   ($)(d)
   Position

   Victor H. Frauenhofer*    1998 285,333       0 60,590  198,990   83,500
   Chairman, Chief           1997 329,967  70,036 59,095        0  114,678
   Executive Officer,        1996 318,000  40,510  5,531   48,603   57,212
   Retired


   Arthur C. Marquardt**     1998 278,745       0      0        0  172,172
   President and Chief       1997 228,551  76,731      0        0   14,953
   Executive Officer         1996       0       0      0        0        0


   James P. Bolduc           1998 185,833  37,850      0        0   76,297
   Executive Vice            1997 180,333  64,323      0        0   63,207
   President
   and Chief Financial       1996 150,350  15,961    293   11,286   18,692
   Officer

   Anthony C. Mirabella      1998 146,250  11,355 13,988        0   42,330
   Vice President-           1997 142,250  20,220 13,142        0   34,996
   Operations
   and Chief Engineer        1996 137,833  12,137    545   10,109   17,175

   Reginald L. Babcock       1998 138,000      0       0        0   46,158
   Vice President, General   1997 137,267  19,506      0        0   45,088
   Counsel and
   Secretary                 1996 132,850   8,463    515   19,224   17,699


   James P. Laurito***       1998 141,803  20,000      0        0   13,663
   Vice President            1997       0       0      0        0        0
   Business Development      1996       0       0      0        0        0

   * Mr. Frauenhofer relinquished the title of Chief Executive Officer of the Company on January 27, 1998 and retired from the Company July 31, 1998.
   ** Mr. Marquardt joined the Company during fiscal year 1997. Therefore, information is not available for fiscal year 1996. He was elected Chief Executive Officer on January 27, 1998.
   *** Mr. Laurito joined the Company on September 15, 1997. Therefore, information is not available for fiscal years 1996 and 1997.

   a) For fiscal year 1998, the amount reported in this column includes $41,812.50 deferred at the election of Mr. Marquardt.

   b) Represents amount reimbursed to the officer by the Company for the payment of taxes resulting from such officers' participation in the Executive Life Insurance Program.

   c) For fiscal year 1998 amounts reported in this column represent the value of restricted stock awards that vested during fiscal 1998 pursuant to the Executive Restricted Stock Plan (less unvested dividends previously reported) calculated by the closing share price of $23.1875 on July 31, 1998, the date of vesting. The number and value of aggregate restricted stock holdings including dividends reinvested as of September 30, 1998 for each of the listed officers was as follows: Mr. Frauenhofer 0 shares, $0 value; Mr. Marquardt 10,675 shares, $258,207 value; Mr. Bolduc 8,605 shares, $208,141 value; Mr. Mirabella 4,900 shares, $118,513 value; Mr. Babcock 4,727 shares, $114,336 value; Mr. Laurito 0 shares, $0 value. Values are calculated based on the share price of $24.1875 on September 30, 1998, however, a portion of these restricted stock shares were forfeited pursuant to the performance features of the Executive Restricted Stock Plan on October 1, 1998. The total aggregate holdings (including restricted stock shares) of each of the listed officers as of November 2, 1998 is listed on page 19 below in the table listing beneficial ownership of Company stock.

   d) For fiscal year 1998 amounts reported in this column consist of the following: for Mr. Frauenhofer $8,385 - unvested dividends earned on restricted stock as of September 30, 1998, $8,941 - 401(k) Plan, $55,689 - Executive Life Insurance Plan, $10,485 - Deferred Compensation Plan B; for Mr. Marquardt $26,007 - unvested dividends earned on restricted stock as of September 30, 1998, $9,779 - 401(k) Plan, $130,036 - Executive Life Insurance plan, $197 - Deferred Compensation Plan B, $6,153 - imputed income from interest-free advances for relocation expenses for period March 3, 1998 to October 19, 1998 when all advances repaid; for Mr. Bolduc $25,526 - unvested dividends earned on restricted stock as of September 30, 1998, $7,408 - 401(k) Plan, $42,356 - Executive Life
        Insurance Plan, $1,007 - Deferred Compensation Plan B; for Mr. Mirabella $15,571 - unvested dividends earned on restricted stock as of September 30, 1998, $7,859 - 401(k) Plan, $18,900 - Executive
        Life Insurance Plan; for Mr. Babcock $14,925 - unvested dividends earned on restricted stock as of September 30, 1998, $6,210 - 401(k) Plan, $25,023 - Executive Life Insurance Plan; for Mr. Laurito $13,663 - Executive Life Insurance Plan.

     The Executive Life Insurance Program (split dollar life insurance) is available to officers and other key employees in conjunction with the group term life insurance generally provided to salaried employees. Under the program, the Company pays the entire amount of the premiums due on the policies but is reimbursed for the aggregate amount of all such premiums out of the proceeds of the policies upon the death of the covered executives. The amounts set forth above represent the full amount of the annual premium paid on behalf of the named executive officers.

     For executives who were over the age of 52 at the inception of the program, the program provides that the Company will continue to pay the premiums for a fixed period of ten years from the inception of the policies which, in the case of certain officers over the age of 52, means that the Company will pay the premiums for some period of time after the regularly scheduled retirement date of the officer. Of the named executive officers shown in the table, only Messrs. Frauenhofer and Mirabella were over the age of 52 at the inception of their policies. In fiscal year 1997, the Company changed the methodology used to report the split dollar information included in the proxy statement due to changes that were made in the overall Executive Life Insurance Program which insure that the Company will be reimbursed for aggregate premiums paid.

   CHANGE OF CONTROL

     The Company has entered into Change of Control Employment Agreements with its Chief Executive Officer, Mr. Marquardt and seven other officers of the Company. The Agreements become effective upon a Change of Control (as defined therein) and provide that for a period of three years following a Change of Control, in the event of termination of a covered executive's employment without cause or for good reason by the executive, the covered executive is entitled to a lump sum severance payment of between 2 and 3 times his or her annual salary and annual bonus, together with three years pension credit and continued welfare benefits. The Agreements also provide for an additional payment to make the executives whole for any excise taxes imposed by Section 4999 of the Internal Revenue Code on payments made to them that are contingent on a Change of Control.

   LONG TERM INCENTIVE PLAN

     The Executive Restricted Stock Plan provides long term incentives to officers and other key employees of the Company. No long term incentive awards were granted during fiscal year 1998 to the officers named in the Summary Compensation Table.

   RETIREMENT PLANS

     The Company maintains two noncontributory defined benefit retirement plans which provide benefits for certain employees (except for employees covered by certain collective bargaining agreements) who have completed one year of continuous service and have met certain age requirements. One such plan is qualified under the applicable provisions of the Internal Revenue Code (the "Pension Plan"), and the other is a nonqualified supplemental Officers Retirement Plan (the "Officers Retirement Plan").

     Under the Pension Plan, retirement benefits are computed by multiplying the average of the employee's five highest years of annual pensionable earnings out of the last 15 by a specified percentage accrual based on years of credited service. Benefits accrue at 2 percent per year of service up to 30 years of service and thereafter an additional 1 percent per year up to 35 years for a maximum accrual of 65 percent. Benefits paid under the Pension Plan are offset by a portion of the employee's social security benefits. The plan provides for several optional forms of benefit payments, including a straight life annuity, various joint and survivor options, and a continuous and certain benefit option. Employees are fully vested under the Pension Plan after five years of continuous service with the Company.

     The Officers' Retirement Plan operates in conjunction with and as a supplement to the Pension Plan. The benefits payable under the Officers Retirement Plan are calculated as continuous and certain benefits for unmarried individuals, and as joint and survivor benefits for married individuals. Benefits paid under the Officers Retirement Plan are based on the highest rate of annual base salary paid to the officer at any time throughout his or her career. For purposes of the Officers Retirement Plan, the salary upon which benefits are based excludes compensation received pursuant to the Annual Incentive Plan, which amounts are reflected in the bonus category of the Summary Compensation Table above. An officer is eligible to receive 60 percent of base salary at age 60 and for officers with more than 25 years of service there is an additional 1 percent accrual for each year up to 30 for a maximum accrual of 65 percent. Such benefits are offset by 50 percent of social security benefits payable to each participant, and by the benefits computed under all other defined benefit pension plans to which the officer is entitled from the Company or from previous employment. Also, no officer's benefit (when combined with benefits under the Pension
   Plan) will be less than the benefit that would be received under the Pension Plan formula as determined without regard to the application of any Internal Revenue Service limitations on compensation or benefits payable from a qualified plan in determining the benefit level. In the case of any officer who has been employed by the Company for less than fifteen years at the time of retirement, any benefits under the Officers Retirement Plan are adjusted in proportion that such officer's years of service are to fifteen.

     The credited years of service as of September 30, 1998, for the six individuals named in the Summary Compensation Table are as follows: Mr. Marquardt, 2 years; Mr. Bolduc, 30 years; Mr. Mirabella, 27 years; Mr. Babcock, 19 years; and Mr. Laurito, 1 year. The estimated annual benefits payable upon retirement under the plans are as follows: Mr. Marquardt, $163,575; Mr. Bolduc, $109,903; Mr. Mirabella, $87,692; Mr.
   Babcock, $77,267; Mr. Laurito $66,051. Mr. Frauenhofer retired from the Company in July, 1998 and his annual retirement benefit is $211,860.

   CORPORATE PERFORMANCE GRAPH

     The following graph compares the total shareholder returns produced by the Company over the last five fiscal years to the Standard & Poor's 500 Stock Index ("S & P 500") and the "CTG Peer Group". The CTG Peer Group consists of the following companies: Atmos Energy Corporation, Bay State Gas Company, Colonial Gas Company, Connecticut Energy Corporation, Energen Corporation, Indiana Energy, Inc., Laclede Gas Company, New Jersey Resources Corporation, Northwest Natural Gas Company, NUI Corporation, Pennsylvania Enterprises, Piedmont Natural Gas, Inc., Providence Energy Corporation, Public Service Company of North Carolina, Inc., South Jersey Industries, Inc., SEMCO, Southern Union Company and Yankee Energy Systems, Inc. Total return values for the S & P 500, the CTG Peer Group and the Company were calculated based on cumulative total return values assuming reinvestment of dividends.

     The CTG Peer Group is the same group generally used by the Compensation Committee in its analysis and evaluation of employee compensation.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG CTG RESOURCES, INC., THE S & P 500 INDEX
                         AND THE CTG PEER GROUP INDEX


                                        Cumulative Total Return
                                        -----------------------

                        9/93      9/94     9/95      9/96     9/97     9/98
   CTG Resources, Inc. 100.0      77.85    77.86     91.01    92.74   101.10
   Peer Group          100.0      87.12    93.59    113.36   134.66   154.79
   S & P 500           100.0     103.69   134.53    161.89   227.37   247.93

   *$100 invested on 9/30/93 in stock or index - including reinvestment of dividends. Fiscal year ending September 30.

   OWNERSHIP OF COMPANY STOCK

   The following shows Common Stock beneficially owned by each of the named officers listed in the Summary Compensation Table above and the beneficial ownership of all directors and executive officers as a group as of November 2, 1998.

                                                         Amount
                                                      Beneficially
            Title of Class  Name of Beneficial Owner     Owned*

            Common Stock    Victor H. Frauenhofer        37,792

            Common Stock    Arthur C. Marquardt          11,084

            Common Stock    James P. Bolduc              14,505

            Common Stock    Anthony C. Mirabella         13,505

            Common Stock    Reginald L. Babcock           9,292

            Common Stock    James P. Laurito               -0-


                                          Amount Beneficially
                                              Owned by all
       Title of Class                      Executive Officers
                                             and Directors


       Common Stock                             117,000


   * No officer or director owns more than 1 percent of any class of Company stock. The percentage of shares owned by all officers and directors as a group is 1.4 percent of the Company's Common Stock.

   The Company is aware of no shareholders who owned beneficially more than 5 percent of a class of its voting securities on November 2, 1998.

   ITEM 2 --

   APPROVAL OF THE 1999 STOCK OPTION PLAN

     At the Annual Meeting, the shareholders will be asked to approve the CTG Resources, Inc. 1999 Stock Option Plan (the "Option Plan").

     The Option Plan is intended to supplement the Company's Executive Restricted Stock Plan. The Board of Directors believes that the Option Plan is necessary to enable it to maintain an adequate equity incentive program.

     The Board adopted the Option Plan on December 18, 1998, (the "Effective Date"). Because competition for highly qualified individuals in the Company's industry is intense, the Board of Directors believes that to successfully attract the best candidates, the Company must continue to offer a competitive equity incentive program. It expects that the Option Plan will be an important factor in attracting and retaining the high caliber employees, directors and consultants essential to the success of the Company and will serve an important role in motivating employees to contribute to the Company's growth and profitability. The proposed Option Plan is intended to ensure that the Company will continue to have available a reasonable number of shares to meet these goals.

     In addition to enabling the Company to continue to provide necessary incentives, the Option Plan is designed to preserve the Company's ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with options granted under the plan. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), sets a limit of $1 million on the amount of compensation paid to each of the Company's chief executive officer and four other most highly compensated executive officers that the Company may deduct as an expense for federal income tax purposes in any fiscal year. In combination with other types of compensation received by an executive officer, it is possible that option-related compensation could cause his or her total compensation to exceed this limit in a particular year. However, Section 162(m) of the Code exempts certain "performance-based compensation" from this limit. To permit compensation attributable to options granted under the Option Plan to qualify as performance-based compensation, the Option Plan limits the number of shares for which options may be granted in any fiscal year to any employee, including the Company's executive officers, to 50,000. This grant limit is subject to appropriate adjustment in the event of certain changes in the Company's capital structure.

   SUMMARY OF THE OPTION PLAN

     The following summary of the Option Plan is qualified in its entirety by the specific language of the Option Plan, a copy of which is attached hereto as Exhibit A.

     GENERAL. The purpose of the Option Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract, retain and reward the Company's employees, directors and consultants and by motivating such persons to contribute to the Company's growth and profitability. The Option Plan provides for the grant to employees of incentive stock options within the meaning of section 422 of the Code and the grant to employees, directors and consultants of nonstatutory stock options.

     SHARES SUBJECT TO PLAN. The maximum number of the authorized but unissued or reacquired shares of Common Stock of the Company which may be issued under the Option Plan is 500,000. However, the number of shares available for issuance under the Option Plan, at any time, is reduced by the number of shares which are issued upon exercise of such options. Furthermore, in order to comply with the requirements of the exemption under Section 162(m) of the Code for performance-based compensation, the Option Plan provides that no employee may be granted in any fiscal year of the Company options which in the aggregate are for more than 50,000 shares (the "Grant Limit"). Appropriate adjustments will be made to the shares subject to the Option Plan, the Grant Limit, and to outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. If any outstanding option expires, terminates or is canceled, or if shares acquired pursuant to an option are repurchased by the Company, the expired or repurchased shares are returned to the Option Plan and again become available for grant.

     ADMINISTRATION. The Option Plan will be administered by the Board of Directors or a duly appointed committee of the Board, which, in the case of options intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, must be comprised solely of two or more "outside directors" within the meaning of Section 162(m) (hereinafter referred to collectively as the "Board"). Subject to the provisions of the Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the purchase price and the type of consideration to be paid to the Company upon the exercise of each option, the time of expiration of each option, and all other terms and conditions of the options. The Board may amend, modify, extend, cancel, renew, or grant a new option in substitution for any option, waive any restrictions or conditions applicable to any option, and accelerate, continue, extend or defer the exercisability or vesting of any option, including with respect to the period following an optionee's termination of service with the Company. The Option Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the plan. The Board will interpret the Option Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Option Plan or any option.

     ELIGIBILITY. Options may be granted under the Option Plan to employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company. In addition, options may be granted to prospective service providers in connection with written employment offers, provided that no shares may be purchased prior to such person's commencement of service. As of December 18, 1998, the Company had approximately 560 employees, including 6 executive officers, 10 directors and no consultants who would be eligible under the Option Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

     TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Option Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the plan. The exercise price of each stock option may not be less than the fair market value of a share of the Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must have an exercise price equal to at least 110 percent of the fair market value of a share of Common Stock on the date of grant. As of December 18, 1998, the closing price of the Company's Common Stock, as reported on the New York Stock Exchange, was $25.00 per share.

     The Option Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price or by means of a promissory note if the optionee is an employee, by such other lawful consideration as approved by the Board, or by any combination of these. Nevertheless, the Board may restrict the forms of payment permitted in connection with any option grant. No option may be exercised until the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option.

     Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board. It ia the intent of the Board to establish certain minimum vesting requirements. The maximum term of an incentive stock option granted under the Option Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. Unless his or her service is terminated for cause, an optionee's option generally will remain exercisable for three months following termination of service, provided that if termination results from the optionee's death or disability, the option generally will remain exercisable for 12 months following the optionee's termination of service. In addition, the right to exercise the option will generally expire upon a termination of service for cause. In any event the option must be exercised no later than its expiration date. The Board, in its discretion, may provide for longer or shorter post-service exercise periods in particular instances.

     Incentive stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted under the Option Plan may be assigned or transferred to the extent permitted by the Board and set forth in the optionee's option agreement.

     CHANGE IN CONTROL. The Option Plan provides that in the event of a "Change in Control" (as defined below), unless the Board determines otherwise, any unexercisable or unvested portion of the outstanding options will become immediately exercisable and vested in full prior to the Change in Control. In addition, the value of all outstanding options will be cashed out, unless the Board determines otherwise. For purposes of the Option Plan, a "Change in Control" means the happening of any of the following:

     (a) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary Corporation or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

     (b) The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

     TERMINATION OR AMENDMENT. The Option Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the plan have been issued and all restrictions on such shares under the terms of the plan and the agreements evidencing options granted under the plan have lapsed, provided that all incentive stock options must be granted within ten years of December 18, 1998, the date on which the Board adopted the Option Plan. The Board may terminate or amend the Option Plan at any time. However, without shareholder approval, the Board may not amend the Option Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or effect any other change that would require shareholder approval under any applicable law, regulation or rule. No termination or amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve an option's status as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

   SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     INCENTIVE STOCK OPTIONS. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be mid-term or longterm if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     NONSTATUTORY STOCK OPTIONS. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to section 33(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be mid-term or long-term if the optionee's holding period following the determination date is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

   VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

     The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

     The Board of Directors believes that adoption of the proposed Option Plan is in the best interests of the Company and the shareholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE OPTION PLAN.

   NEW PLAN BENEFITS

     No options will be granted under the Option Plan prior to its approval by the shareholders of the Company. No grants have been made to any officer under the Option Plan. Future grants under the Option Plan will be made at the discretion of the Board, and, accordingly, are not yet determinable. In addition, benefits under the Option Plan will depend on a number of factors, including the fair market value of the Company's Common Stock on future dates and the exercise decisions made by the optionees. Consequently it is not possible to determine the benefits that might be received by optionees receiving discretionary grants under the Option Plan.

   ITEM 3
   APPOINTMENT OF AUDITORS

     The Board of Directors has reappointed Arthur Andersen LLP as auditors for the fiscal year ending September 30, 1999, subject to shareholder ratification of such appointment at the Annual Meeting. In the event that shareholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will consider the selection of other independent public accountants.

     Arthur Andersen LLP has advised the Board of Directors that neither such firm nor any member nor associate thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries or has had any connection during the past three years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of such firm is expected to be available at the Annual Meeting to respond to appropriate questions and to be afforded the opportunity to make a statement.

   2000 ANNUAL MEETING -- SHAREHOLDER PROPOSALS

     From time to time, shareholders of the Company may desire to submit proposals which they believe should be voted upon at the Annual Meeting or to nominate persons for election to the Board of Directors. The Company's Bylaws provide that, in order for a shareholder to nominate a candidate for election as a director of the Company or to propose other business to be brought before an Annual Meeting, a shareholder must deliver a written notice to the Secretary of the Company at the principal executive offices of the Company not less than seventy nor more than ninety days prior to the first anniversary of the preceding year's Annual Meeting. In the event that the date of the Annual Meeting is advanced by more than twenty days or delayed by more than seventy days from such anniversary date, such written notice must be delivered not earlier that the ninetieth day prior to the Annual Meeting and not later than the close of business on the later of the seventieth day prior to the Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

     Any such written notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.

     Pursuant to applicable rules promulgated under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company's proxy statement distributed in connection with the next Annual Meeting of Shareholders. To be eligible for inclusion, any such proposal must be submitted in writing to the Secretary of the Company no later than August 19, 1999. Shareholders interested in submitting such a proposal are advised to contact legal counsel knowledgeable with respect to the detailed requirements of such securities rules.

   OTHER MATTERS

     The Board of Directors and management of the Company do not know of any other matters that are to be presented for action at the meeting. Should any other matter come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                                        BY S/ R. L. BABCOCK
                                       REGINALD L. BABCOCK, Vice President,
                                                General Counsel & Secretary

   December 29, 1998

                                   EXHIBIT A


                  CTG RESOURCES, INC. 1999 STOCK OPTION PLAN

   1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

     1.1 ESTABLISHMENT. The CTG Resources, Inc. 1999 Stock Option Plan (the "Plan") is hereby established effective as of December 18, 1998 (the "Effective Date").

     1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

     1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

   2. DEFINITIONS AND CONSTRUCTION.

     2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

        (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

        (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

        (c) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

        (d) "Company" means CTG Resources, Inc., a Connecticut corporation, or any successor corporation thereto.

        (e) "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

        (f) "Director" means a member of the Board or of the board of directors of any other Participating Company.

        (g) "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

        (h) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

        (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (j) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

             (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

             (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

        (k) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

        (l) "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

        (m) "Nonemployee Director" means a Director of the Company who is not an Employee.

        (n) "Nonemployee Director Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) granted to a Nonemployee Director pursuant to the terms and conditions of the Plan. Nonemployee Director Options shall be Nonstatutory Stock Options.

        (o) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

        (p) "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan, including a Nonemployee Director Option. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

        (q) "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

        (r) "Optionee" means a person who has been granted one or more
     Options.

        (s) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

        (t) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

        (u) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

        (v) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

        (w) "Section 162(m)" means Section 162(m) of the Code.

        (x) "Securities Act" means the Securities Act of 1933, as amended.

        (y) "Service" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. An Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether an Optionee's Service has terminated and the effective date of such termination.

        (z) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

        (aa) "Subsidiary Corporation" means any present or future
     "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

        (bb) "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of
     Section 422(b)(6) of the Code.

     2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

   3. ADMINISTRATION.

     3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

     3.2 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

     3.3 COMMITTEE COMPLYING WITH SECTION 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     3.4 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

        (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

        (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

        (c) to determine the Fair Market Value of shares of Stock or other property;

        (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

        (e) to approve one or more forms of Option Agreement;

        (f) to amend, modify, extend, cancel, renew, or grant a new Option in substitution for any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

        (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

        (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

        (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

   4. SHARES SUBJECT TO PLAN.

     4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be an aggregate total of Five Hundred Thousand (500,000) shares (the "Share Reserve") and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

     4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the share limit set forth in Section 4.1(h), in the Section 162(m) Grant Limit set forth in Section 5.4 and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

   5. ELIGIBILITY AND OPTION LIMITATIONS.

     5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees", "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

     5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service as an Employee with a Participating Company, with an exercise price determined as of such date in accordance with
   Section 6.1. A Nonemployee Director Option may be granted only to a person who at the time of grant is a Nonemployee Director.

     5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having an aggregate Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

     5.4 SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in
   Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than fifty thousand (50,000) shares of Stock (the "Section 162(m) Grant Limit"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

   6. TERMS AND CONDITIONS OF OPTIONS.

     Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

     6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that
   (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and
   (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

     6.2 EXERCISE PERIOD. Options shall vest and be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of the grant of the Option.

     6.3 PAYMENT OF EXERCISE PRICE.

        (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) provided that the Optionee is an Employee, by cash for a portion of the aggregate exercise price not less than the par value of the shares being acquired and the Optionee's promissory note in a form approved by the Company for the balance of the aggregate exercise price, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

        (b) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

        (c) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

        (d) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

     6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

     6.5 EFFECT OF TERMINATION OF SERVICE.

        (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service as follows:

             (i) Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve
        (12) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

             (ii) Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

             (iii) Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death or Cause, as provided in Section 6.5(d) below, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

        (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of
     Section 12 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

        (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (lOth) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (19Oth) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

        (d) Termination for Cause. Except as otherwise provided in a contract of employment or service between a Participating Company and an Optionee, and notwithstanding any other provision of the Plan to the contrary, if the Optionee's Service with the Participating Company Group is terminated for Cause as defined below, the Option shall terminate and cease to be exercisable immediately upon such termination of Service. For purposes of this Section 6.5(d), "Cause" shall mean any of the following: (1) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records;
     (2) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (3) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (4) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Optionee of any agreement of employment or service between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (6) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group. A determination by the Board that the Optionee was terminated for Cause shall be final and binding upon the Optionee for all purposes and shall not be subject to review by any governmental agency or court of law.

   7. STANDARD FORMS OF OPTION AGREEMENT.

     7.1 INCENTIVE STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the appropriate form of Incentive Stock Option Agreement adopted by the Board and as amended from time to time.

     7.2 NONSTATUTORY STOCK OPTIONS (Other than Nonemployee Director Option). Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" (other than a Nonemployee Director Option) shall comply with and be subject to the terms and conditions set forth in the appropriate form of Nonstatutory Stock Option Agreement adopted by the Board and as amended from time to time.

     7.3 NONEMPLOYEE DIRECTOR OPTION. Each Nonemployee Director Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Nonstatutory Stock Option Agreement
   (Nonemployee Director Option) adopted by the Board and as amended from time to time.

     7.4 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 8 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

   8. CHANGE IN CONTROL.

     8.1 EFFECT OF A CHANGE IN CONTROL. In the event of a "Change in Control" of the Company, as defined below, unless otherwise determined by the Board prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

        (a) Any Options outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested; and

        (b) The value of all outstanding Options shall be cashed out. The amount at which such Options shall be cashed out shall be equal to the excess of (x) the Change in Control Price (as defined below) over (y) the exercise price of the Common Stock covered by the Option. The cash out proceeds shall be paid to the Optionee or, in the event of the death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option by bequest or inheritance.

        8.2 DEFINITION OF "CHANGE IN CONTROL". For purposes of this Section 8, a "Change in Control" means the happening of any of the following:

        (a) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary Corporation or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

        (b) the occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

        8.3 CHANGE IN CONTROL PRICE. For purposes of this Section 8, "Change in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value at any time within the sixty-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the Sixty-Day Period.

   9. PROVISION OF INFORMATION.

     Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

   10. TRANSFERABILITY OF OPTIONS.

     During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

   11. COMPLIANCE WITH SECURITIES LAW.

     The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless
   (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

   12. INDEMNIFICATION.

     In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

   13. TERMINATION OR AMENDMENT OF PLAN.

     The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

     IN WITNESS WHEREOF, the undersigned Vice President, General Counsel and Secretary of the Company certifies that the foregoing CTG Resources, Inc. 1999 Stock Option Plan was duly adopted by the Board on December 18, 1998.


                                                     /s/ REGINALD L. BABCOCK
                                                         Reginald L. Babcock
                                             Vice President, General Counsel
                                                              and Secretary

                                                 Please mark
                                                 your vote
                                                 as indicated in
                                                 this example [X]



      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

   Item 1 -ELECTION   FOR  WITHHELD Item 2 -      FOR AGAINST  ABSTAIN
   OF DIRECTORS DULY        FOR ALL APPROVAL OF
   NOMINATED:          --     --    1999 STOCK    --     --      --
   01 B. BENNETT,     [  ]   [  ]   OPTION PLAN. [  ]   [  ]    [  ]
   02 B. HAMILTON,     --     --                  --     --      --
   03 H. LEVENSON.

   WITHHELD FOR:                    Item 3 - THE  FOR  AGAINST ABSTAIN
   (Write that                      RATIFICATION
   nominee's name in                OF PROPOSAL    --    --       --
   the space provided               TO APPROVE    [  ]  [  ]     [  ]
   below).                          THE            --    --       --
   _________________                SELECTION OF
                                    ARTHUR
                                    ANDERSEN LLP
                                    AS AUDITORS
                                    FOR FISCAL
                                    YEAR ENDED
                                    SEPTEMBER
                                    30, 1999.

                                                   WILL       --
                                                   ATTEND    [  ]
                                                   MEETING    --

                                    PLEASE SIGN EXACTLY AS NAME
                                    APPEARS HEREON. JOINT OWNERS
                                    SHOULD EACH SIGN. WHEN SIGNING AS
                                    ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                    TRUSTEE OR GUARDIAN, PLEASE GIVE
                                    FULL TITLE AS SUCH. IN THEIR
                                    DISCRETION THE PROXIES ARE
                                    AUTHORIZED TO VOTE UPON SUCH OTHER
                                    BUSINESS AS MAY PROPERLY COME
                                    BEFORE THE MEETING AND AT ANY
                                    ADJOURNMENT OR ADJOURNMENTS
                                    THEREOF.

   SIGNATURE(S)                     DATE _____________
   ________________________________

   RETURN PROXY CARD IN ENCLOSED ENVELOPE AFTER COMPLETING, SIGNING AND
   DATING
   -----------------------------------------------------------------------
                        /\ FOLD AND DETACH PROXY CARD HERE /\

                               VOTE BY TELEPHONE

                      QUICK ***  EASY ***  IMMEDIATE ***


   Your telephone vote appoints the named proxies and directs them to vote your shares in the same manner as if you marked, signed and returned your proxy card.


   - You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

   OPTION #1: To direct the named proxies to vote as the Board of Directors recommends on ALL proposals: Press 1.

   OPTION #2: If you choose to direct the named proxies to vote on each proposal separately, press 0. You will hear these instructions:

     Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.

     Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

     Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

   The instructions are the same for all remaining proposals.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

   PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU HAVE VOTED BY PHONE.

   Call ** Toll Free ** On a Touch Tone Telephone
     1-800-840-1208 - ANYTIME
     There is NO CHARGE to you for this call.

               CTG RESOURCES, INC. -- PROXY FOR ANNUAL MEETING

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints V.H. Frauenhofer and A.C. Marquardt or either of them, with power of substitution to each, attorneys for the undersigned to vote as designated on the reverse hereof and, in their discretion, upon such other business as may properly come before the Meeting all shares of stock of the undersigned in CTG Resources, Inc. at the Annual Meeting of Shareholders of the Company to be held at the office of the Company, 100 Columbus Boulevard, Hartford, Connecticut on the 23rd day of February, 1999, at 10:30 a.m., or any adjournment thereof, with all the powers the undersigned would possess if personally present thereat.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE

             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

                               Admission Ticket

                             CTG Resources, Inc.

                     1999 Annual Meeting of Shareholders

                          Tuesday, February 23, 1999
                                  10:30 a.m.

                             CTG Resources, Inc.
                            100 Columbus Boulevard
                            Hartford, Connecticut






   PLEASE ADMIT                                 Non-Transferable